ADVANCED SERIES TRUST

AST RCM World Trends Portfolio

Supplement dated May 10, 2013 to the Prospectus of Advanced Series Trust,

dated April 29, 2013

Effective immediately, in the section of the prospectus titled “More Detailed Information on How the Portfolios Invest: AST RCM World Trends Portfolio,” in the subsection “Principal Investment Policies,” the table regarding asset allocation ranges for the AST RCM World Trends Portfolio (the AST RCM Portfolio) is deleted in its entirety and replaced with the following:

Asset Class	Minimum Exposure	Neutral Exposure	Maximum Exposure[1]
Equities
Global Equity	20.0%	30.0%	40.0%
U.S. Large-Cap Equity	10.0%	17.5%	20.0%
European Large/Mid-Cap Equity	3.0%	5.0%	7.0%
European Small-Cap Equity	1.0%	2.5%	4.0%
Emerging Markets Equity	0.0%	2.5%	8.0%
Commodities	0.0%	2.5%	8.0%
Total Equities	50% [2]	60%	70% [3]

Fixed-Income
U.S. Treasuries	15.0%	25.0%	35.0%
U.S. Corporates	5.0%	10.0%	15.0%
Emerging Markets Debt	0.0%	5.0%	8.0%
Cash	0.0%	0.0%	20.0%
Total Fixed-Income	30% [4]	40%	50% [5]

1 Notwithstanding the individual maximum exposures for equity and fixed-income segments shown, the maximum combined exposure to non-U.S. investments that are not denominated in U.S. dollars is 35% of the AST RCM Portfolio’s net assets.

2  Notwithstanding the individual minimum exposures for the various equity segments, the minimum combined exposure to equity investments is 50% of the AST RCM Portfolio’s net assets.

3  Notwithstanding the individual maximum exposures for the various equity segments, the maximum combined exposure to equity investments is 70% of the AST RCM Portfolio’s net assets.

4  Notwithstanding the individual minimum exposures for the various fixed-income segments, the minimum combined exposure to fixed-income investments is 30% of the AST RCM Portfolio’s net assets.

5  Notwithstanding the individual maximum exposures for the various fixed-income segments, the maximum combined exposure to fixed-income investments is 50% of the AST RCM Portfolio’s net assets.

ASTSUP 4